UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2005

IndyMac MBS, Inc.

(as depositor under the Pooling and Servicing Agreement, to be dated as of November 1, 2005, providing for the issuance of the IndyMac MBS, Inc., IndyMac INDB Mortgage Loan Trust 2005-2, Mortgage Pass-Through Certificates, Series INDB 2005-2)

              IndyMac MBS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127556	95-4791925
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

155 North Lake Avenue, Pasadena, California 91101

(Address of principal executive offices, with zip code)

(800) 669-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01 Other Events

It is expected that during November 2005, a single series of certificates, entitled IndyMac INDB Mortgage Loan Trust 2005-2, Mortgage Pass-Through Certificates, Series INDB 2005-2 (the “Certificates”), will be issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), to be entered into by and among IndyMac MBS, Inc, as depositor, IndyMac Bank, F.S.B., as seller and master servicer, and Deutsche Bank National Trust Company, as trustee. Certain classes of the Certificates (the “Underwritten Certificates”) will be registered under the Registrant’s registration statement on Form S-3 (no. 333-119384) and sold to Morgan Stanley & Co. Incorporated (the “Underwriter”) pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

In connection with the sale of the Underwritten Certificates, the Registrant has been advised that the Underwriter has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered “Computational Materials” (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the “Commission”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or “ABS Term Sheets” (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

The Computational Materials and/or ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of IndyMac MBS, Inc., relating to its IndyMac INDB Mortgage Loan Trust 2005-2, Mortgage Pass-Through Certificates, Series

2005-2.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:
Not applicable.

(b)	Pro forma financial information:
Not applicable.

(c)	Exhibits

Exhibit No.

99.1.	Computational Materials filed on November 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC.

By:             /s/ Andy Sciandra

Name:	Andy Sciandra
Title:	Senior Vice President

Dated:	November 7, 2005

Exhibit Index

Exhibit
99.1 Computational Materials filed on November 7, 2005.